Exhibit 10.8
                                                                    ------------



                             FOURTH AMENDMENT TO THE

                        POWER PURCHASE AGREEMENT BETWEEN

                          ZOND WINDSYSTEM PARTNERS, LTD

                      AND PACIFIC GAS AND ELECTRIC COMPANY

                              (PG&E Log No. 01W017)

     This Amendment, dated as of the latest date set forth below ("Amendment"), is entered into by and between PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation, and ZOND WINDSYSTEM PARTNERS LTD., Series 85-C, a California limited partnership, ("Seller"). PG&E and Seller are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     1. Wind Developers, Inc. ("WDI"), Seller's predecessor, and PG&E entered into an interim Standard Offer No.4 Power Purchase Agreement ("PPA") dated January 7, 1985, for the purchase and sale of electric energy and capacity from a wind generating facility managed by Zond that is located at the Altamont Pass in Alameda County, California ("Facility"). The PPA was assigned by WDI to Zond Systems, Inc. ("Zond") and thereafter assigned by Zond to Seller. The PPA was subsequently amended by agreement of the Parties. The PPA and any amendments thereto that were executed prior to the date of this Amendment are collectively referred to herein as the "Agreement."

     2. The Agreement was scheduled to expire on December 29, 2005, but was extended through January 31, 2006 by letter agreement between the Parties dated December 28, 2005.

     3. On January 26, 2004, the California Public Utilities Commission ("CPUC") issued Decision 04-01-050 ("the Decision"), in which it ordered the utilities to offer five-year SO1 contracts at short-run avoided cost prices, as may be modified by the CPUC, to qualifying facilities ("QFs") with expiring PPAs, pursuant to a Standard Offer 1 ("SO1") contract provided: (1) the QF was in operation and under contract with a utility to sell power at any time during the period between January 1, 1998 and the effective date of the Decision; and (2) the QF contract expired or is set to expire before December 31, 2005. The Decision provides that any new pricing methodology adopted by the CPUC would apply to the five-year SO1 contracts.

     4. The California Court of Appeal issued an opinion on review of the Decision, requiring any overpayments made to a QF operating under a five-year SO1 contract to be subject to refund to the utilities if the CPUC determines that the prices paid under that contract exceed the utilities' avoided costs. Southern Cal. Edison Co. v. Public Utilities Comm., 128 Cal. App. 4th 1 (2005).

     5. The Agreement was executed by the Parties prior to: (1) the formation of the California Independent System Operator ("CAISO"); and (2) the enactment of the California Renewables Portfolio Standard ("RPS") Program, Public Utilities Code ss.ss. 399.11 through 399.16.

     6. PG&E and Seller hereby amend the Agreement to comply with the Decision, as modified by the Court of Appeal, and to make certain other modifications of the Agreement, as set forth below.


                                    AGREEMENT


     In consideration of the premises described above and the terms and conditions set forth below, PG&E and Seller agree to modify the Agreement and agree as follows:

     1. DEFINITIONS
        -----------

     Any term not defined herein shall have the meaning ascribed to it in the Agreement.

     2. TERM OF AGREEMENT
        -----------------

     This Amendment shall be in effect from December 30, 2005 through December 29, 2010 (the Extended Term), provided that Seller shall have the right to terminate the Agreement upon the delivery to PG&E of written notice at least thirty (30) days prior to the requested termination date.

     3. ENERGY PURCHASE
        ---------------

        A. PG&E shall purchase and accept delivery of Seller's Net Energy Output from the Facility.
         --------

        B. Through July 16, 2006 PG&E shall pay Seller for energy deliveries pursuant to the fixed energy price specified in the Third Amendment to the PPA dated November 13, 2001. PG&E shall pay Seller for energy deliveries during the remainder of the Extended Term at prices equal to PG&E's short-run avoided cost, according to the methodology that is approved and may be revised by the CPUC for payments to QFs.

        C. Payment for energy shall be based on the time of delivery. The time periods currently in effect are shown in Appendix A to this Amendment. Time period definitions may change from time to time as determined by the CPUC.

        D. PG&E has contracted to purchase the energy associated with the Facility with the nameplate rating specified in Article 3 (b) of the Agreement.
--------
If Seller installs a Facility with a nameplate rating greater than that
                     --------
specified in Article 3 (b) of the Agreement, PG&E shall not be required to accept or pay for energy associated with the incremental increase in the nameplate rating under this Amendment.

        E. Energy payments made to Seller pursuant to this Amendment will be adjusted by an energy loss adjustment factor, as approved by the CPUC and may be modified by the CPUC from time to time.

     4. CAPACITY PURCHASE
        ----------------

        A. PG&E shall pay Seller for as-delivered capacity during the Extended Term at prices authorized (and as may be revised) by the CPUC.

        B. Payment for capacity shall be based on time of delivery. The time periods currently in effect are shown in Appendix A to this Amendment. Time period definitions may change from time to time as determined by the CPUC.

        C. PG&E has contracted to purchase the as-delivered capacity associated with the Facility of the nameplate rating described in Article 3 (b) of the
         --------
Agreement. If Seller installs a Facility with a nameplate rating greater than
                                --------
that specified in Article 3 (b) of the Agreement, PG&E shall not be required to accept or pay for as-delivered capacity associated with the incremental increase in nameplate rating under this Amendment.

        D. As-delivered capacity payments made to Seller pursuant to this Amendment will be multiplied by a capacity loss adjustment factor (CLAF) as approved by the CPUC and may be modified by the CPUC from time to time.

     5. ENVIRONMENTAL ATTRIBUTES
        ------------------------

        A. Seller hereby agrees to convey and hereby conveys to PG&E all Environmental Attributes (as defined below) associated with the Net Energy Output and as delivered capacity from the Facility purchased by PG&E during the
                                          --------
Extended Term. Seller represents and warrants that during the Extended Term, as defined in Section 2 of this Amendment, Seller holds the rights to all Environmental Attributes from the Facility, Seller has not contracted nor
                                  --------
intends to contract to transfer any such rights to any third party and Seller agrees to convey and hereby conveys all such Environmental Attributes to Buyer as included in the delivery of the energy and capacity from the Facility. As
                                                                --------
used in this Amendment, the term "Environmental Attributes" means any and all benefits, emissions reductions, offsets, and allowances, howsoever entitled, directly attributable to the generation from the Facility. Environmental
                                                 --------
Attributes include but are not limited to: (1) any avoided emissions of pollutants to the air, soil or water such as sulfur oxides (SOx), nitrogen oxides (NOx), carbon monoxide (CO) and other pollutants; (2) any avoided emissions of carbon dioxide (CO2), methane (CH4) and other greenhouse gases
(GHGs) that have been determined by the United Nations Intergovernmental Panel on Climate Change to contribute to the actual or potential threat of altering the Earth's climate by trapping heat in the atmosphere; and (3) the reporting rights to these avoided emissions such as Green Tag Reporting Rights. Green Tag Reporting Rights are the right of a Green Tag Purchaser to report the ownership of accumulated Green Tags in compliance with federal or state law, if applicable, and to a federal or state agency or any other party at the Green Tag Purchaser's discretion, and include without limitation those Green Tag Reporting Rights accruing under Section 1605(b) of the Energy Policy Act of 1992 and any present or future federal, state, or local law, regulation or bill, and international or foreign emissions trading program. Green Tags are accumulated on kWh basis and one Green Tag represents the Environmental Attributes associated with one (1) MWh of energy. Notwithstanding the forgoing, the term "Environmental Attributes" shall not include (i) any energy, capacity, reliability or other power attributes from the Facility, (ii) production or
                                               --------
other tax credits associated with the construction or operation of energy projects or the production of electricity from the Facility and other financial
                                                   --------
incentives in the form of credits, reductions, or allowances associated with the Facility or the production of energy from the Facility that are applicable to a
--------                                      --------
state or federal income taxation obligation, (iii) fuel-related subsidies or "tipping fees" that may be paid to Seller to accept certain fuels, or local subsidies received by the generator for the destruction of particular pre-existing pollutants or the promotion of local environmental benefits, (iv) emission reduction credits encumbered or used by the Facility for compliance
                                                     --------
with local, state, or federal operating and/or air quality permits and (v) any payment or other subsidy made or granted to the Seller by the California Energy Commission (CEC) or any other governmental entity with respect to the production of energy from or the capacity of the Facility.
                                      --------

        B. Seller agrees that within three months of the date of this Amendment it shall obtain and maintain certification of the Facility as a renewable energy
                                                  --------
resource for California's Renewable Portfolio Standard (RPS) program, for the Extended Term, in accordance with CEC's Renewables Portfolio Standard Eligibility Guidebook (publication no. 500-04-002F1) and as may be subsequently amended. PG&E and Seller agree that the Facility, as currently constructed,
                                        --------
meets the requirements for such certification on the date of this Amendment. In the event that at any time during the Extended Term the Facility no longer meets
                                                        --------
the stated criteria for an eligible renewable resource, PG&E shall have the right to terminate the Agreement upon the delivery to Seller of written notice at least thirty (30) days prior to the requested termination date and PG&E shall have no further obligation to accept and pay for any electricity generated by the Facility.
    --------

     6. PAYMENTS
        --------

         PG&E shall pay Seller once a month for energy and as-delivered capacity deliveries during the prior month as specified in Section A-4 of Appendix A to the Agreement.

     7. OTHER MODIFICATIONS
        -------------------

         To comply with the CPUC's directive that utilities purchase QF energy and as-delivered capacity at short-run avoided operating costs, the Parties agree to delete in their entirety Articles 2, 3 (f), 4, 5, 7 and 12, and Appendices B, C, D, and E of the Agreement.

     8. RESERVATION OF RIGHTS
        ---------------------

     PG&E is entering into this Amendment as directed by the CPUC in the Decision. PG&E reserves its right to seek reimbursement of payments made under this Amendment to the extent that such payments are determined by the CPUC, a court, or other governmental entity to exceed PG&E's avoided costs (as defined in the Public Utility Regulatory Policies Act of 1978, 16 U.S.C. ss. 824a-3, et seq.).

     9. INTERRUPTION OF DELIVERIES
        --------------------------

     In the event that PG&E receives a notice from the CAISO ordering PG&E to interrupt delivery of energy from the Facility, then Seller shall not be
                                      --------
required to deliver such energy and as-delivered capacity from the Facility and
                                                                   --------
PG&E shall not be obligated to accept or pay for such deliveries of energy and as-delivered capacity that have been interrupted or reduced pursuant to any such order issued by the CAISO.

     10. NO OTHER MODIFICATIONS
         ----------------------

     Except as expressly modified by this Amendment, no provision of the Agreement is or shall be deemed to be modified, amended, waived, or otherwise affected by this Amendment. To the extent that this Amendment is inconsistent with any provision of the Agreement, this Amendment shall govern the rights and obligations of the Parties.

     11. EFFECTIVE DATE
         --------------

     This Amendment shall be effective as of December 29, 2005.

     12. SIGNATURES
         ----------

     IN WITNESS WHEREFORE, Seller and PG&E have caused this Amendment to be executed by their authorized representatives. By signing this Amendment, the representatives of the Parties warrant that they have the requisite authority to bind their respective principals.

PACIFIC GAS AND ELECTRIC COMPANY         ZOND WINDSYSTEM PARTNERS, LTD
                                         Series 85-C, a California Limited
                                         Partnership

By:    /s/ Roy Kuga                      By: Zond Windsystems Management V LLC,
    -----------------------------            its general partner

Name:     Roy Kuga                       Signature:     /s/ Jesse E. Neyman
      ---------------------------                   --------------------------

Title:  Vice President, Energy Supply    Name:         Jesse E. Neyman
      -------------------------------           ------------------------------

Date:    May 19, 2006                    Title:       President & CEO
       -----------------------------            ------------------------------

                                         Date:       May 19, 2006
                                                 -----------------------------



                                   Appendix A


                            TABLE A(1) - TIME PERIODS



                                                    Monday               Saturdays,
                                                    through              Sundays, and
                                                    Friday(2)            Holidays
                                                    ------               --------
      Seasonal Period A
      (May 1 - October 31)

                  Peak                              Noon                 None
                                                    to
                                                    6:00 p.m.

                  Partial-Peak                      8:30 a.m.            None
                                                    to
                                                    noon

                                                    6:00 p.m.
                                                    to
                                                    9:30 p.m.

                  Off-Peak                          9:30 p.m.
                                                    to
                                                    1:00 a.m.

                                                    5:00 a.m.            5:00 a.m.
                                                    to                   to
                                                    8:30 a.m.            1:00 a.m.

                  Super Off-Peak                    1:00 a.m.            1:00 a.m.
                                                    to                   to
                                                    5:00 a.m.            5:00 a.m.

      Seasonal Period B
      (November 1 - April 30)

                  Partial Peak                      8:30 a.m.            None
                                                    to
                                                    9:30 p.m.

                  Off-Peak                          9:30 p.m.
                                                    to
                                                    1:00 a.m.

                                                    5:00 a.m.            5:00 a.m.
                                                    to                   to
                                                    8:30 a.m.            1:00 a.m.

                  Super Off-Peak                    1:00 a.m.            1:00 a.m.
                                                    to                   to
                                                    5:00 a.m.            5:00 a.m.



-------------------------------------------------------------------------------
(1) This table is subject to change to accord with the peak, partial-peak, off-peak, and super off-peak periods as defined by CPUC decision.

(2) Except for the following holidays: New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Thanksgiving Day, and Christmas Day, as specified in Public Law 90-363 (5 U.S.C.A. Section 6103(a)).